THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that William R. Cook, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ WILLIAM R. COOK William R. Cook Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Julia Chang Bloch, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ JULIA CHANG BLOCH Julia Chang Bloch Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Edward G. Boehne, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ EDWARD G. BOEHNE Edward G. Boehne Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Joan P. Carter, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ JOAN P. CARTER Joan P. Carter Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Charisse R. Lillie, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ CHARISSE R. LILLIE Charisse R. Lillie Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Alan B. Miller, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ ALAN B. MILLER Alan B. Miller Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Edmond F. Notebaert, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ EDMOND F. NOTEBAERT Edmond F. Notebaert Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Robert H. Rock, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ ROBERT H. ROCK Robert H. Rock Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Anthony M. Santomero, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ ANTHONY M. SANTOMERO Anthony M. Santomero Trustee	Date: 09/17/2010

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Eileen C. McDonnell, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment Nos. 13 and 14 and Amendment Nos. 87 and 88 under the Securities Act of 1933 (File No. 333-69386) and the Investment Company Act of 1940 (File No. 811-3457), respectively, to the Registration Statement of the PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the “Account”) on Form N-4, which relates to the offering of variable annuity contracts funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ EILEEN C. MCDONNELL Eileen C. McDonnell Trustee	Date: 09/17/2010